EXHIBIT 10(a)

[LETTERHEAD OF SUTHERLAND ASBILL & BRENNAN]

September 5, 2000

Board of Directors
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA  23230

         RE:  GE Life & Annuity Separate Account 4

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity insurance contracts (File No. 33-76334). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                       Very truly yours,

                                       SUTHERLAND ASBILL & BRENNAN LLP



                                       By:/s/STEPHEN E. ROTH
                                             Stephen E. Roth



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